UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 23, 2004

        VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26534	13-3671221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Science Park, New Haven, CT		06511
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:         (203) 498-4210

                                    Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01    Regulation FD Disclosure.

On September 23, 2004, the Company released updated information on its various clinical and preclinical product development programs and announced a change to its management team. The foregoing description is qualified by reference to the press release dated September 23, 2004 filed as Exhibit 99.1 to this Current Report.

Following the release, the Company held a conference call hosted by Alan Kessman, the Company's Chief Executive Officer, Howard B. Johnson, the Company's President and Chief Financial Officer, and Mario Sznol, the Company's Vice President of Clinical Affairs. The transcript of the conference call is attached as Exhibit 99.2 to this Current Report.

Item 9.01(c)    Exhibits.

Exhibit 99.1 Press release dated September 23, 2004.

Exhibit 99.2 Transcript of conference call held on September 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: September 24, 2004	By:	/s/ Howard B. Johnson
Name: Howard B. Johnson Title: President and Chief Financial Officer

EXHIBIT INDEX

99.1.	Press release dated September 23, 2004.

99.2	Transcript of conference call held on September 23, 2004.